SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008

NORTH PENN BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	333-143601	26-0261305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

216 Adams Avenue, Scranton, Pennsylvania 18503

(Address of principal executive offices) (Zip Code)

(570) 344-6113

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On October 1, 2008, North Penn Bancorp, Inc. issued a press release announcing that its Board of Directors authorized a stock repurchase agreement for up to 158,157 shares of the Company’s outstanding common stock. As of September 30, 2008, the Company had 1,581,571 common shares outstanding. The repurchased shares will be available for use in connection with the Company’s stock-based plans and for other corporate purposes. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99 attached herewith and incorporated by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1

Press Release dated October 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 1, 2008

By	/s/ Frederick L. Hickman
Frederick L. Hickman
President and Chief Executive Officer